Brighthouse Variable Life
Part B: Statement of Additional Information
dated
April 29, 2024
for
Brighthouse Fund UL for Variable Life Insurance
Issued By
Brighthouse Life Insurance Company
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 29, 2024. A copy of the Variable Life Insurance Policy Prospectus may be obtained by writing to Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, by calling 1-800-334-4298, by visiting https://dfinview.com/BHF/TAHD/BHF97, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
This SAI contains information in addition to the information described in the Prospectus for the Variable Life Insurance Policy offered by Brighthouse Life Insurance Company. The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
Book 047 SAI

GENERAL INFORMATION AND HISTORY
The Depositor. Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware stock life insurance company originally chartered in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife Insurance Company USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the Policies and paying any benefits due under all policies and contracts issued by each of its corporate predecessors. These predecessor companies that issued policies on and prior to November 14, 2014 were the following:
- MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006 . MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
- MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (“MLAC”), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
- MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (“MLI USA”), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
- MetLife Investors Insurance Company: MetLife Investors Insurance Company (“MLI”), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
- MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (“MLI-CA”), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
State Regulation. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Insurance Commissioner of the state of Delaware (the “Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.
The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Registrant. Effective December 8, 2008, the Company combined MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two and MetLife of CT Variable Life Insurance Separate Account Three, with and into Brighthouse Fund UL for Variable Life Insurance (formerly MetLife of CT Fund UL for Variable Life Insurance) (“Fund UL”). Fund UL was established under the laws of Connecticut on November 10, 1983. Fund UL is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account.” Separate Accounts are primarily designed to keep policy assets separate from other company assets.
Registration Statements. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.
The Custodian. The Company holds title to the assets in the Separate Account.
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
Payment of Proceeds. We may delay payment while we consider whether to contest the Policy. We pay interest on the Death Benefit proceeds from the date they become payable to the date we pay them. Normally we promptly make payments of Cash Value, or of any loan value available, from Cash Value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest. The Funds’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or federal income tax law, changes in investment management of a Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Investment Options from the Fund(s), if necessary. If we believe any Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
SERVICES
BLIC maintains certain books and records of Fund UL and provides certain issuance and other administrative services for the Policies. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Policies as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2021 through December 31, 2021 was $4,883,552, for the period January 1, 2022 through December 31, 2022 was $5,092,107 and for the period January 1, 2023 through December 31, 2023 was $4,681,080.
UNDERWRITING AND DISTRIBUTION AGREEMENTS
Principal Underwriting and Distribution Agreement. Information about the distribution of the Policies is contained in the prospectus (see “Distribution & Compensation”). Additional information is provided below.
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as the principal underwriter and distributor of the securities offered through the prospectus pursuant to the terms of the Principal Underwriting and Distribution Agreement. Brighthouse Securities, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.
Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The following table shows the amount of commissions paid with respect to Fund UL in the years indicated.
Underwriting Commissions
Year	Underwriting Commissions Paid to Brighthouse Securities by the Company	Amount of Underwriting Commissions Retained by Brighthouse Securities
2023	$1,173,786	$0
2022	$1,436,292	$0
2021	$1,693,664	$0
The Policies are no longer offered for sale. Brighthouse Securities entered into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may have offered the Policies but are exempt from registration. Applications for the Policies were solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products.
Compensation. Broker-dealers who have selling agreements with Brighthouse Securities are paid compensation for the promotion and sale of the Policies. Financial representatives who solicit sales of the Policies typically receive a portion of the compensation payable to the broker-dealer firm. The amount the financial representative receives depends on the agreement between the firm and the financial representative. This agreement may also provide for the payment of other types of cash and on-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies and from profits on payments received by the Company and Brighthouse Securities from the Funds.
The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
VALUATION OF ASSETS
Investment Options: The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.
Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.
Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.
Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

The Cash Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Investment Option at the beginning of the valuation period.
The gross investment rate may be either positive or negative. An Investment Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.
Accumulation Unit Value. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.
ADDITIONAL INFORMATION ABOUT POLICY CHARGES
Special Purchase Plans. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.
Underwriting Procedures. The Policy’s cost of insurance depends on the insured’s sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured’s attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.
The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.
Increases and Decreases in Stated Amount. For certain Policies, after the first Policy Year, you may request in writing to change the Stated Amount. When your Stated Amount changes, your Policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Policy may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may affect you).
Under some circumstances you will need to provide evidence that the insured(s) is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.
REPORTS
We will send you an annual statement showing your Policy’s death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

The shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and online at https://dfinview.com/BHF/TAHD/BHF97.
PERSONALIZED ILLUSTRATIONS
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Specified Amount, Premium Payments, Insured, risk class, and Death Benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional Premium Payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the Cash Surrender Value and the Death Benefit. The internal rate of return on the Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the Death Benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Death Benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Options. We reserve the right to impose a $15 fee for each illustration that you request. However, we do not currently impose this fee.
PERFORMANCE DATA
We may provide information concerning the historical investment experience of the Investment Options, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Funds. The net rates of return show performance from the inception of the Funds, which in some instances, may precede the inception date of the corresponding Investment Option.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Investment Options of Brighthouse Fund UL for Variable Life Insurance, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.

FINANCIAL STATEMENTS
The financial statements comprising each of the Investment Options of the Separate Account and the financial statements of the Company are incorporated by reference to the submission form type N-VPFS File No. 811-03927 filed by the Separate Account with the SEC on March 27, 2024.
The financial statements of the Company only bear on the Company’s ability to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the Separate Account.